MERRILL LYNCH
MINNESOTA
MUNICIPAL
BOND FUND








FUND LOGO







Semi-Annual Report

January 31, 1996

Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Portfolio Manager
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863








This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Minnesota
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011




TO OUR SHAREHOLDERS

Although the partial shutdown of the US Government curtailed the release of most economic data in the latter part of the six-month period ended January 31, 1996, it was nonetheless apparent that gross domestic product (GDP) growth was losing momentum. Consumer spending is barely growing, the industrial sector is at a virtual standstill and, despite lower mortgage rates, there is little or no pick-up in housing activity. With inflationary pressures subdued, the Federal Reserve Board responded to the slowing economy by continuing to modestly lower short-term interest rates. Historically, it has taken some time for shifts in monetary policy to have an impact on economic growth. Therefore, the Federal Reserve Board's gradual shift to lowering interest rates, which began early last year, may not be reflected in a pick-up in real economic growth until later this year.

The impasse between the Clinton Administration and Congress over the Federal budget continues, although both sides have made concessions since the debate began. It appears that investors are currently focusing on the progress that has been made rather than on the differences that remain. Initially, President Clinton proposed deficits of about $190 billion annually through fiscal year 2002, but now proposes balanced budgets, as do the Republicans. Current indications are that a piecemeal budget accord is the most likely outcome. Even without the proposed policy changes, it appears that the US Federal budget deficit would remain stable at about 2% of GDP for the rest of the decade. This would be far better than is the case for most Group of Seven industrial nations, and for the United States would represent a great improvement over the last 15 years. Although this may fall short of investors' best expectations, it appears that the Federal budget debate over the past year has resulted in a trend toward a more conservative fiscal policy.

The Municipal Market
The municipal bond market rallied strongly over the six months ended January 31, 1996. Long-term, tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined over 65 basis points (0.65%) to end the January period at 5.69%. Continued weak economic conditions coupled with low inflation fostered a very positive environment for almost all fixed-income investments during the last three months of 1995. Long-term US Treasury bond yields also declined approximately 65 basis points to 6.00% by January 31, 1996. Both US Treasury and long-term tax-exempt bond yields are near their lowest levels in the past two years.

The municipal bond market had to contend with a number of difficulties for much of 1995. Various tax reform proposals have made the future tax advantage of municipal bonds uncertain. This has, at a minimum, reduced the overall demand for tax-exempt securities. At the same time, as municipal bond yields declined, tax-exempt authorities have rushed to issue debt at near historic low yield levels. During the six-month period ended January 31, 1996, approximately $90 billion in municipal securities were underwritten, an increase of over 30% compared to the same period last year. However, as early 1995 issuance was significantly reduced, the last 12 months issuance of approximately $160 billion remained the same as that issued a year earlier. Tax-exempt bond yields declined throughout the six months ended January 31, 1996, despite investor uncertainty and increased supply pressures.

It is likely that the municipal market will regain much of the technical support it enjoyed earlier in 1995. 1995 issuance remained significantly below levels underwritten in 1993, when over $290 billion in long-term tax-exempt securities were issued. Also, municipal investors received over $25 billion in bond maturities, coupon income and early redemptions on January 1, 1996. This $25 billion is almost twice the average monthly issuance for 1995. The amount of outstanding municipal securities will continue to decline throughout 1996 and into early 1997. As the uncertainties surrounding proposed tax reforms are resolved in 1996, the tax-exempt bond market's renewed technical position should provide support to municipal bond prices.

Many of the features that made tax-exempt products attractive to investors last year are still in place. Long-term, A-rated municipal revenue bonds continue to yield well over 90% of comparable US Treasury bond yields. Historically, analysts have considered yields in excess of 82% attractive for long-term investors. For example, currently available tax-exempt bond yields generate taxable equivalent yields in excess of 8.50% for an investor in the 36% Federal income tax bracket. While the uncertainties regarding potential changes in current tax law remain, it appears that, at current price levels, bond investors have discounted at least some of the uncertainty.

Looking ahead, it may be unreasonable to expect to duplicate the double-digit returns produced by most tax-exempt issues in 1995, given current municipal bond yields. Municipal bond yields would have to decline to levels not seen since the 1960s in order to generate such significant returns in the coming years. While the current economic environment may still justify additional declines in interest rates, it may be prudent to expect some period of consolidation before the interest rate decline resumes. Tax-exempt bond market performance in 1996 is likely to be generated more by enhancing current income and limiting credit risk than by significant interest rate declines.

Portfolio Strategy
During the six-month period ended January 31, 1996, with the continued decline of interest rates, we shifted the Fund's portfolio strategy from a neutral posture to one that is more constructive on interest rates. We achieved this by extending the duration of the Fund in order to seek to enhance any capital appreciation. New-issue volume in the Minnesota tax-exempt market was just under $1.0 billion in bonds during the three months ended January 31, 1996. With the slight increase of new issuance in the State of Minnesota and no significant increase on the horizon, we kept the Fund's cash reserve position at approximately 1%--3% of net assets.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Minnesota
Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Vice President




(Fred K. Stuebe)
Fred K. Stuebe
Portfolio Manager

March 14, 1996




We are pleased to announce that Fred K. Stuebe is responsible for the day-to-day management of Merrill Lynch Minnesota Municipal Bond Fund. Mr. Stuebe has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1989 as Vice President in the Tax-Exempt Bond Department.





PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results
                                                                               12 Month    3 Month
                                               1/31/96  10/31/95    1/31/95    % Change    % Change
Class A Shares*                                 $10.68    $10.48     $10.02     + 6.59%     +1.91%
Class B Shares*                                  10.68     10.48      10.02     + 6.59      +1.91
Class C Shares*                                  10.68     10.48      10.02     + 6.59      +1.91
Class D Shares*                                  10.68     10.48      10.02     + 6.59      +1.91
Class A Shares--Total Return*                                                   +12.35(1)   +3.21(2)
Class B Shares--Total Return*                                                   +11.79(3)   +3.08(4)
Class C Shares--Total Return*                                                   +11.66(5)   +3.06(6)
Class D Shares--Total Return*                                                   +12.24(7)   +3.19(8)
Class A Shares--Standardized 30-day Yield         4.54%
Class B Shares--Standardized 30-day Yield         4.22%
Class C Shares--Standardized 30-day Yield         4.12%
Class D Shares--Standardized 30-day Yield         4.44%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.549 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.136 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.496 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.122 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.485 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.120 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.539 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.133 per share ordinary income dividends.

Performance Summary--Class A Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed         Dividends Paid*      % Change**
3/27/92--12/31/92        $10.00       $10.34           --                   $0.500           + 8.55%
1993                      10.34        10.92         $0.081                  0.636           +12.81
1994                      10.92         9.69           --                    0.558           - 6.27
1995                       9.69        10.69           --                    0.550           +16.33
1/1/96--1/31/96           10.69        10.68           --                    0.032           + 0.30
                                                     ------                 ------
                                               Total $0.081           Total $2.276

                                                      Cumulative total return as of 1/31/96: +33.91%**


 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.



Performance Summary--Class B Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed         Dividends Paid*      % Change**
3/27/92--12/31/92        $10.00       $10.34           --                   $0.460           + 8.13%
1993                      10.34        10.92         $0.081                  0.581           +12.24
1994                      10.92         9.70           --                    0.506           - 6.65
1995                       9.70        10.69           --                    0.497           +15.62
1/1/96--1/31/96           10.69        10.68           --                    0.028           + 0.27
                                                     ------                 ------
                                               Total $0.081           Total $2.072

                                                      Cumulative total return as of 1/31/96: +31.34%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class C Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed         Dividends Paid*      % Change**
10/21/94--12/31/94       $ 9.99       $ 9.70           --                   $0.095           - 1.94%
1995                       9.70        10.69           --                    0.485           +15.49
1/1/96--1/31/96           10.69        10.68           --                    0.028           + 0.26
                                                                            ------
                                                                      Total $0.608

                                                      Cumulative total return as of 1/31/96: +13.54%**


 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



PERFORMANCE DATA (concluded)



Performance Summary--Class D Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed         Dividends Paid*      % Change**
10/21/94--12/31/94       $ 9.99       $ 9.70           --                   $0.106           - 1.83%
1995                       9.70        10.70           --                    0.540           +16.20
1/1/96--1/31/96           10.70        10.68           --                    0.031           + 0.20
                                                                            ------
                                                                      Total $0.677

                                                      Cumulative total return as of 1/31/96: +14.30%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.

Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/95                       +16.33%        +11.67%
Inception (3/27/92)
through 12/31/95                          + 7.98         + 6.82

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/95                       +15.62%        +11.62%
Inception (3/27/92)
through 12/31/95                          + 7.43         + 7.22

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/95                       +15.49%        +14.49%
Inception (10/21/94)
through 12/31/95                          +10.98         +10.98

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/95                       +16.20%        +11.55%
Inception (10/21/94)
through 12/31/95                          +11.66         + 7.91

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.





PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Minnesota Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
EDA      Economic Development Authority
GO       General Obligation Bonds
HFA      Housing Finance Agency
IDR      Industrial Development Revenue Bonds
IRS      Inverse Rate Securities
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
S/F      Single-Family
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P      Moody's     Face                                                                                        Value
Ratings  Ratings    Amount                            Issue                                                    (Note 1a)

Minnesota--98.4%
NR*      A         $  1,475   Alexandria, Minnesota, Independent School District No. 206, UT, Series A,
                              6.30% due 2/01/2010                                                               $  1,572

A1+      Aa3          2,225   Anoka County, Minnesota, Solid Waste Disposal Revenue Bonds (National
                              Rural Utilities), AMT, Series A, 6.95% due 12/01/2008                                2,396

A1+      NR*          1,000   Beltrami County, Minnesota, Environmental Control Revenue Refunding Bonds
                              (Northwood Panelboard Co. Project), VRDN, 3.75% due 12/01/2021 (a)                   1,000

NR*      A1             660   Blaine, Minnesota, EDA, Public Project, Revenue Refunding Bonds, Series A,
                              6.25% due 12/01/2010 (f)                                                               709

NR*      Baa1         1,000   Clay County, Minnesota, Housing and Redevelopment Authority, Lease
                              Revenue Bonds, 6.50% due 2/01/2014                                                   1,031

AAA      NR*          3,530   Coon Rapids, Minnesota, M/F Housing Revenue Refunding Bonds (Browns
                              Meadow), AMT, 6.85% due 8/01/2033 (h)                                                3,662

AA       Aa           1,825   Detroit Lakes, Minnesota, Independent School District No. 022, UT,
                              5% due 4/01/2016                                                                     1,777

AAA      NR*          1,000   Duluth, Minnesota, EDA, Hospital Facilities Revenue Refunding Bonds
                              (Saint Luke's Hospital of Duluth), Series B, 6.40% due 5/01/2018 (c)                 1,071

BBB+     NR*          1,750   Fergus Falls, Minnesota, Health Care Facilities, Revenue Refunding Bonds
                              (Lake Region Hospital Corporation Project), Series A, 6.50% due 9/01/2018            1,776

A-       A            2,000   Minneapolis and Saint Paul, Minnesota, Housing and Redevelopment
                              Authority, Health Care System Revenue Bonds (Group Health Plan
                              Incorporated Project), 6.90% due 10/15/2022                                          2,161

AAA      Aaa          1,500   Minneapolis, Minnesota, Sales Tax Refunding Bonds, GO, UT, 6.25% due
                              4/01/2012                                                                            1,617

AAA      Aa           1,300   Minnesota Public Facilities Authority, Water, PCR, Series A, 6.50%
                              due 3/01/2014                                                                        1,419

AA+      Aa1          1,000   Minnesota State, Duluth Airport Revenue Bonds, AMT, Series B, 6.25%
                              due 8/01/2014                                                                        1,061

AA+      Aa1          1,500   Minnesota State, GO, UT, 6% due 10/01/2014                                           1,601

                              Minnesota State HFA, S/F Mortgage:
AA+      Aa           1,750     AMT, Series E, 6.85% due 1/01/2024                                                 1,826
AA+      Aa           1,500     AMT, Series L, 6.70% due 7/01/2020                                                 1,553
AA+      Aa             890     Series A, 6.95% due 7/01/2016                                                        949
AA+      Aa           1,665     Series D-1, 6.50% due 1/01/2017                                                    1,736
AA+      Aa           1,000     Series F, 6.30% due 7/01/2025                                                      1,024

SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P      Moody's     Face                                                                                        Value
Ratings  Ratings    Amount                            Issue                                                    (Note 1a)

Minnesota (concluded)
                              Minnesota State Higher Educational Facilities Authority, Mortgage
                              Revenue Bonds:
AAA      NR*       $  1,000     (Augsburg College), Series 3-G, 6.50% due 1/01/2011 (c)                         $  1,066
NR*      Baa          1,000     Refunding (Saint Mary's College), Series 3-Q, 6.15% due 10/01/2023                 1,020

                              Minnesota State Higher Educational Facilities Authority Revenue Bonds:
NR*      Baa          1,500     (College State Benedict), Series 3-W, 6.375% due 3/01/2020                         1,541
AA-      Aa             550     Refunding (Macalester College), Series 3-J, 6.30% due 3/01/2014                      583
AA-      Aa           1,250     Refunding (Macalester College), Series 3-J, 6.40% due 3/01/2022                    1,323

A        A              890   Northern Minnesota Municipal Power Agency, Electric System Revenue
                              Refunding Bonds, Series A, 7.25% due 1/01/2016                                         956

NR*      A              500   Northfield, Minnesota, College Facilities Revenue Refunding Bonds
                              (Saint Olaf College Project), 6.40% due 10/01/2021                                     530

AA+      NR*          6,900   Rochester, Minnesota, Health Care Facilities Revenue Bonds (Mayo
                              Foundation), IRS, Series H, 6.026% due 11/15/2015(i)                                 7,213

AAA      Aaa          1,000   Saint Francis, Minnesota, Independent School District No. 015, UT,
                              Series A, 6.35% due 2/01/2013                                                        1,102

                              Saint Paul, Minnesota, Housing and Redevelopment Authority Revenue Bonds:
A-       NR*          1,750     Parking, Series A, 6.55% due 8/01/2000 (g)                                         1,950
A        A            3,175     Sales Tax (Civic Center Project), 5.55% due 11/01/2023                             3,194
AAA      NR*            925     S/F Mortgage, Refunding, Series C, 6.95% due 12/01/2031 (e)                          968

                              Saint Paul, Minnesota, Independent School District No. 625, UT:
AA       Aa           3,200     Series A, 4.75% due 2/01/2016                                                      3,030
AA       Aa           1,125     Series B, 6.25% due 2/01/2013                                                      1,184

                              Sartell, Minnesota, Refunding (Champion International):
BBB      Baa1           990     IDR, 6.95% due 7/01/2012                                                           1,069
BBB      Baa1           665     PCR, 6.95% due 10/01/2012                                                            718

AAA      Aaa          4,000   Southern Minnesota Municipal Power Agency, Power Supply Systems, Revenue
                              Refunding Bonds, Series A, 6.085%** due 1/01/2024 (d)                                  895

AAA      Aaa            820   Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds,
                              Series A, 6.375% due 1/01/2016 (f)                                                     896

AAA      Aaa          1,750   Wilmar, Minnesota, Independent School District No. 347, GO, UT, Series C,
                              6.25% due 2/01/2015 (b)                                                              1,861

Total Investments (Cost--$57,112)--98.4%                                                                          61,040

Other Assets Less Liabilities--1.6%                                                                                  996
                                                                                                                 -------
Net Assets--100.0%                                                                                               $62,036
                                                                                                                 =======



(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1996.
(b)AMBAC Insured.
(c)Insured by Connie Lee.
(d)MBIA Insured.
(e)FNMA Collateralized.
(f)Escrowed to Maturity.
(g)Prerefunded.
(h)FHA Insured.
(i)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1996.
  *Not Rated.
 **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.


See Notes to Financial Statements.



FINANCIAL INFORMATION


Statement of Assets and Liabilities as of January 31, 1996
Assets:             Investments, at value (identified cost--$57,111,684) (Note 1a)                          $ 61,039,677
                    Cash                                                                                          96,458
                    Receivables:
                      Interest                                                             $    967,882
                      Beneficial interest sold                                                   75,145
                      Securities sold                                                            25,137        1,068,164
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      13,319
                    Prepaid registration fees and other assets (Note 1e)                                          43,921
                                                                                                            ------------
                    Total assets                                                                              62,261,539
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1f)                                        70,645
                      Distributor (Note 2)                                                       22,436
                      Investment adviser (Note 2)                                                20,237
                      Beneficial interest redeemed                                               15,264          128,582
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        97,317
                                                                                                            ------------
                    Total liabilities                                                                            225,899
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 62,035,640
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:         number of shares authorized                                                             $     60,977
                    Class B Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                  503,643
                    Class C Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                    9,287
                    Class D Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                    7,147
                    Paid-in capital in excess of par                                                          59,014,343
                    Accumulated realized capital losses on investments--net (Note 5)                            (677,810)
                    Accumulated distributions in excess of realized capital gains--net                          (809,940)
                    Unrealized appreciation on investments--net                                                3,927,993
                                                                                                            ------------
                    Net assets                                                                              $ 62,035,640
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $6,509,428 and 609,772 shares
                    of beneficial interest outstanding                                                      $      10.68
                                                                                                            ============
                    Class B--Based on net assets of $53,771,031 and 5,036,434 shares
                    of beneficial interest outstanding                                                      $      10.68
                                                                                                            ============
                    Class C--Based on net assets of $991,638 and 92,871 shares
                    of beneficial interest outstanding                                                      $      10.68
                                                                                                            ============
                    Class D--Based on net assets of $763,543 and 71,471 shares
                    of beneficial interest outstanding                                                      $      10.68
                                                                                                            ============

                    See Notes to Financial Statements.

Statement of Operations
                                                                               For the Six Months Ended January 31, 1996
Investment Income   Interest and amortization of premium and discount earned                                $  1,834,020
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    167,680
                    Account maintenance and distribution fees--Class B (Note 2)                 132,180
                    Professional fees                                                            27,605
                    Accounting services (Note 2)                                                 27,500
                    Printing and shareholder reports                                             24,045
                    Transfer agent fees--Class B (Note 2)                                        17,678
                    Registration fees (Note 1e)                                                   6,875
                    Amortization of organization expenses (Note 1e)                               3,947
                    Pricing fees                                                                  3,221
                    Custodian fees                                                                2,085
                    Account maintenance and distribution fees--Class C (Note 2)                   1,969
                    Transfer agent fees--Class A (Note 2)                                         1,873
                    Trustees' fees and expenses                                                   1,405
                    Account maintenance fees--Class D (Note 2)                                      346
                    Transfer agent fees--Class C (Note 2)                                           238
                    Transfer agent fees--Class D (Note 2)                                           192
                    Other                                                                           457
                                                                                           ------------
                    Total expenses before reimbursement                                         419,296
                    Reimbursement of expenses (Note 2)                                          (45,731)
                                                                                           ------------
                    Total expenses after reimbursement                                                           373,565
                                                                                                            ------------
                    Investment income--net                                                                     1,460,455
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            267,690
Unrealized Gain on  Change in unrealized appreciation on investments--net                                      1,867,930
Investments--Net                                                                                            ------------
(Notes 1b,          Net Increase in Net Assets Resulting from Operations                                    $  3,596,075
1d & 3):                                                                                                    ============

Statements of Changes in Net Assets
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
Increase (Decrease) in Net Assets:                                                        Jan. 31, 1996    July 31, 1995
Operations:         Investment income--net                                                 $  1,460,455     $  3,075,897
                    Realized gain (loss) on investments--net                                    267,690         (945,500)
                    Change in unrealized appreciation on investments--net                     1,867,930          506,946
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      3,596,075        2,637,343
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                  (177,160)        (407,132)
(Note 1f):            Class B                                                                (1,250,436)      (2,647,786)
                      Class C                                                                   (15,081)          (6,180)
                      Class D                                                                   (17,778)         (14,799)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                          (1,460,455)      (3,075,897)
                                                                                           ------------     ------------

Beneficial          Net decrease in net assets derived from beneficial
Interest            interest transactions                                                      (229,395)      (5,201,307)
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total increase (decrease) in net assets                                   1,906,225       (5,639,861)
                    Beginning of period                                                      60,129,415       65,769,276
                                                                                           ------------     ------------
                    End of period                                                          $ 62,035,640     $ 60,129,415
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                           Class A
                                                                       For the                                   For the
                                                                         Six                                      Period
The following per share data and ratios have been derived               Months                                  March 27,
from information provided in the financial statements.                  Ended                                   1992++ to
                                                                       Jan. 31,   For the Year Ended July 31,    July 31,
Increase (Decrease) in Net Asset Value:                                  1996       1995      1994      1993       1992
Per Share           Net asset value, beginning of period              $  10.31   $  10.33  $  10.83  $  10.58   $  10.00
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .28        .55       .55       .58        .20
                    Realized and unrealized gain (loss) on
                    investments--net                                       .37       (.02)     (.35)      .30        .58
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .65        .53       .20       .88        .78
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.28)      (.55)     (.55)     (.58)      (.20)
                      Realized gain on investments--net                     --         --        --      (.05)        --
                      In excess of realized gain on
                      investments--net                                      --         --      (.15)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.28)      (.55)     (.70)     (.63)      (.20)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.68   $  10.31  $  10.33  $  10.83   $  10.58
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   6.31%+++   5.44%     1.87%     8.71%      7.88%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                        .77%*      .75%      .69%      .45%       .12%*
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                              .92%*      .92%     1.03%     1.04%      1.18%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.23%*     5.51%     5.18%     5.56%      5.73%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  6,509   $  6,936  $  8,810  $ 12,859   $  9,493
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  16.33%     22.36%    58.67%    23.83%     30.39%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                           Class B
                                                                     For the Six                             For the Period
The following per share data and ratios have been derived               Months                                 March 27,
from information provided in the financial statements.                  Ended                                  1992++ to
                                                                       Jan. 31,  For the Year Ended July 31,    July 31,
Increase (Decrease) in Net Asset Value:                                  1996      1995      1994      1993       1992
Per Share           Net asset value, beginning of period              $  10.31   $  10.33  $  10.83  $  10.58   $  10.00
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .25        .50       .50       .53        .18
                    Realized and unrealized gain (loss) on
                    investments--net                                       .37       (.02)     (.35)      .30        .58
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .62        .48       .15       .83        .76
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.25)      (.50)     (.50)     (.53)      (.18)
                      Realized gain on investments--net                     --         --        --      (.05)        --
                      In excess of realized gain on
                      investments--net                                      --         --      (.15)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.25)      (.50)     (.65)     (.58)      (.18)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.68   $  10.31  $  10.33  $  10.83   $  10.58
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   6.05%+++   4.91%     1.35%     8.16%      7.69%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                       1.28%*     1.27%     1.21%      .96%       .62%*
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                             1.43%*     1.44%     1.54%     1.55%      1.70%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.72%*     5.00%     4.70%     5.03%      5.13%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands).         $ 53,771   $ 52,023  $ 56,960  $ 54,921   $ 32,686
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  16.33%     22.36%    58.67%    23.83%     30.39%
                                                                      ========   ========  ========  ========   ========

                                                                                    Class C              Class D
                                                                             For the    For the      For the    For the
                                                                               Six       Period        Six       Period
The following per share data and ratios have been derived                     Months   Oct. 21,       Months    Oct. 21,
from information provided in the financial statements.                        Ended    1994++ to      Ended    1994++ to
                                                                             Jan. 31,   July 31,     Jan. 31,   July 31,
Increase (Decrease) in Net Asset Value:                                        1996       1995         1996       1995
Per Share           Net asset value, beginning of period                      $  10.31   $   9.99    $  10.31   $   9.99
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .24        .37         .27        .41
                    Realized and unrealized gain on investments--net               .37        .32         .37        .32
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .61        .69         .64        .73
                                                                              --------   --------    --------   --------
                    Less dividends from investment income--net                    (.24)       (37)       (.27)      (.41)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  10.68   $  10.31    $  10.68   $  10.31
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           5.99%+++   7.13%+++    6.26%+++   7.57%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to           Expenses, net of reimbursement                               1.39%*     1.46%*       .87%*      .92%*
Average Net                                                                   ========   ========    ========   ========
Assets:             Expenses                                                     1.54%*     1.61%*      1.02%*     1.07%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       4.58%*     4.70%*      5.13%*     5.27%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $    992   $    375    $    764   $    796
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          16.33%     22.36%      16.33%     22.36%
                                                                              ========   ========    ========   ========

                   *Annualized.
                  ++Commencement of Operations.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Minnesota Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class
B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. The Investment Advisory Agreement obligates FAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. FAM's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to FAM during any fiscal year which will cause such expenses to exceed expense limitations at the time of payment. For the six months ended January 31, 1996, FAM earned fees of $167,680, of which $45,731 was voluntarily waived.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                           Account
                                         Maintenance   Distribution
                                             Fee            Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD         MLPF&S

Class A                                 $  71         $  722
Class D                                 $ 471         $4,827

For the six months ended January 31, 1996, MLPF&S received contingent deferred sales charges of $23,795 and $7 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1996 were $11,118,056 and $9,641,815, respectively.

Net realized and unrealized gains as of January 31, 1996 were as follows:


                                    Realized      Unrealized
                                     Gains          Gains

Long-term investments            $    267,690   $  3,927,993
                                 ------------   ------------
Total                            $    267,690   $  3,927,993
                                 ============   ============


As of January 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $3,927,993, all of which related to appreciated securities. The aggregate cost of investments at January 31, 1996 for Federal income tax purposes was $57,111,684.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $229,395 and $5,201,307 for the six months ended
January 31, 1996 and for the year ended July 31, 1995, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the
Six Months Ended                                    Dollar
January 31, 1996                      Shares        Amount

Shares sold                            12,227   $    127,685
Shares issued to shareholders
in reinvestment of dividends            8,725         91,471
                                  -----------   ------------
Total issued                           20,952        219,156
Shares redeemed                       (84,183)      (880,963)
                                  -----------   ------------
Net decrease                          (63,231)  $   (661,807)
                                  ===========   ============


Class A Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                            49,385   $    491,560
Shares issued to shareholders
in reinvestment of dividends           20,298        204,295
                                  -----------   ------------
Total issued                           69,683        695,855
Shares redeemed                      (249,214)    (2,473,727)
                                  -----------   ------------
Net decrease                         (179,531)  $ (1,777,872)
                                  ===========   ============


Class B Shares for the
Six Months Ended                                    Dollar
January 31, 1996                      Shares        Amount

Shares sold                           232,227   $  2,447,923
Shares issued to shareholders
in reinvestment of dividends           65,006        681,590
                                  -----------   ------------
Total issued                          297,233      3,129,513
Shares redeemed                      (308,407)    (3,236,118)
                                  -----------   ------------
Net decrease                          (11,174)  $   (106,605)
                                  ===========   ============


Class B Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                           500,298   $  5,026,448
Shares issued to shareholders
in reinvestment of dividends          145,027      1,460,745
                                  -----------   ------------
Total issued                          645,325      6,487,193
Shares redeemed                    (1,109,526)   (11,061,375)
                                  -----------   ------------
Net decrease                         (464,201)  $ (4,574,182)
                                  ===========   ============

Class C Shares for the
Six Months Ended                                    Dollar
January 31, 1996                      Shares        Amount

Shares sold                            57,446   $    604,460
Shares issued to shareholders
in reinvestment of dividends            1,093         11,509
                                  -----------   ------------
Total issued                           58,539        615,969
Shares redeemed                        (2,014)       (21,306)
                                  -----------   ------------
Net increase                           56,525   $    594,663
                                  ===========   ============


Class C Shares for the Period
October 21, 1994++ to                               Dollar
July 31, 1995                         Shares        Amount

Shares sold                            38,161   $    389,432
Shares issued to shareholders
in reinvestment of dividends              559          5,738
                                  -----------   ------------
Total issued                           38,720        395,170
Shares redeemed                        (2,374)       (24,700)
                                  -----------   ------------
Net increase                           36,346   $    370,470
                                  ===========   ============

++Commencement of Operations.


Class D Shares for the
Six Months Ended                                    Dollar
January 31, 1996                      Shares        Amount

Shares sold                            41,642   $    441,133
Shares issued to shareholders
in reinvestment of dividends              800          8,376
                                  -----------   ------------
Total issued                           42,442        449,509
Shares redeemed                       (48,128)      (505,155)
                                  -----------   ------------
Net decrease                           (5,686)  $    (55,646)
                                  ===========   ============

Class D Shares for the Period
October 21, 1994++ to                               Dollar
July 31, 1995                         Shares        Amount

Shares sold                            76,912   $    777,785
Shares issued to shareholders
in reinvestment of dividends              673          6,941
                                  -----------   ------------
Total issued                           77,585        784,726
Shares redeemed                          (428)        (4,449)
                                  -----------   ------------
Net increase                           77,157   $    780,277
                                  ===========   ============

++Commencement of Operations.



5. Capital Loss Carryforward:
At July 31, 1995, the Fund had a net capital loss carryforward of approximately $881,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.




